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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST AND YOUNG, LLP INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 25, 2000 included in amendment No. 5 to the Registration Statement (Form S-1 No. 333-96127) and related Prospectus of Rigel Pharmaceuticals, Inc. for the registration of 10,350,000 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Palo Alto, California
April 10, 2000